Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Action Industries, Inc. (the "Company") for the year ending December 31, 2007, I, Stephanie Passalaqua, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-K for the year ending December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the year ending December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 27, 2008

Action Industries, Inc.

By:  /s/Stephanie Passalaqua

          Stephanie Passalaqua

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Action Industries, Inc. (the "Company") for the year ending December 31, 2007, I, Inna Sheveleva, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-K for the year ending December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the year ending December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 27, 2008

Action Industries, Inc.

By:  /s/Inna Sheveleva

      Inna Sheveleva